GUARANTY AND SURETYSHIP AGREEMENT

This Guaranty and Suretyship Agreement (“Guaranty”), dated as of September __, 2017, is made by James T. Medick an individual residing in the State of Nevada (“Medick” and together with each other person joined hereto as a guarantor from time to time, collectively, “Guarantors”, and each individually a “Guarantor”), in favor of Super G Capital, LLC, a Delaware limited liability company (the “Lender”) under that certain Business Loan & Security Agreement of even date herewith (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among Precision Opinion, Inc. a Nevada corporation (“Precision,” and together with any other borrowers under the Loan Agreement from time to time, collectively or individually as the context may require, the “Borrower”) and Lender. Unless otherwise defined herein, capitalized terms shall have their respective meanings as set forth in the Loan Agreement.

1. Guaranty of Obligations. Guarantors hereby each, jointly and severally guarantee, and become sureties for, the prompt payment and performance of all Obligations. If any Event of Default occurs under the Loan Agreement with respect to the Obligations, Guarantors will severally pay the amount due to Lender by the procedures set forth in this Guaranty.

2. Nature of Guaranty; Waivers. This is a guaranty of payment and not of collection and Lender shall not be required, as a condition of Guarantors’ liability, to make any demand upon or to pursue any of its rights against Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations. This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Guaranty. This Guaranty will remain in full force and effect even if there are no Obligations outstanding at a particular time or from time to time until all of the Obligations have been indefeasibly paid in full, and Lender has terminated this Guaranty. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by Lender of any other party, or any other guaranty or any security held by Lender for any of the Obligations, by any failure of Lender to take any steps to perfect or maintain Lender’s lien or security interest in or to preserve Lender’s rights in or to any security or other collateral for the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of the Obligations or any part thereof or any security therefor or other guaranty thereof. Guarantors’ obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, deduction or defense based upon any claim any Guarantor may have against Borrower or Lender, except payment or performance of the Obligations in full. Notice of acceptance of this Guaranty, notice of extensions of credit to Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, and demand for payment is hereby waived. Guarantors hereby waive all defenses based on suretyship or impairment of collateral. Lender at any time and from time to time, without notice to or the consent of Guarantors, and without impairing or releasing, discharging or modifying Guarantors’ liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to (including the maturity thereof), any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents, release, or discharge, or waivers relating to the Loan Agreement or any of the other Loan Documents or to the Obligations, any other guaranties, or any security for the Obligations or guaranties or increase (without limit of any kind) or decrease the Obligations (including all loans and extensions of credit thereunder) or modify the terms on which loans and extensions of credit may be made to Borrower; (c) apply any and all payments by whomever paid or however realized including any proceeds of any collateral, to any Obligations of Borrower in such order, manner and amount as Lender may determine in its sole discretion; (d) settle, compromise or deal with any other person, including Borrower or any other Guarantor, with respect to the Obligations in such manner as Lender deems appropriate in its sole discretion; (e) substitute, exchange, subordinate or release any security or guaranty for the Obligations; or (f) take such actions and exercise such remedies hereunder as provided herein.

3. Repayments or Recovery from Lender. If any demand is made at any time upon Lender for the repayment or recovery of any amount received by it in payment or on account of the Obligations and if Lender repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, Guarantors will be and remain severally liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by Lender, as the case may be. The provisions of this Section 3 will be and remain effective notwithstanding any contrary action which may have been taken by a Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender’s rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

4. Financial Statements. Unless compliance is waived in writing by Lender or until all of the Obligations have been paid in full, Guarantors will promptly submit to Lender such information relating to Guarantors’ affairs (including but not limited to annual financial statements and tax returns for Guarantors) or any security for this Guaranty as Lender may reasonably request.

5. Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding filed by Borrower for relief of debtors under federal or state law will affect, modify, limit or discharge Guarantors’ liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against each Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. Guarantors hereby waive all rights and benefits which might accrue to them by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the Obligations that may result from any such proceeding.

6. Events of Default. The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in the Loan Agreement or any of the other Loan Documents); (ii) any Guarantor’s failure to perform any of its obligations hereunder; (iii) the falsity, inaccuracy or material breach by any Guarantor of any written warranty, representation or statement made or furnished to Lender by or on behalf of such Guarantor; or (iv) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default: (a) Guarantors shall jointly and severally pay to Lender the full amount of the Obligations, subject to the limitation specified in Section 1 above; (b) Lender in its discretion may exercise with respect to any Collateral, including, without limitation, any Collateral granted by any Guarantor, any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; and (c) Lender in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise. Neither failure to give, nor defect in, any notice of any Event of Default given to any Guarantor shall extinguish or in any way affect the obligations of Guarantors under this Guaranty.

7. [Reserved].

8. Costs. To the extent that Lender incurs any costs or expenses in protecting or enforcing its rights with respect to the Obligations or under this Guaranty, including reasonable attorneys’ fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Obligations and will bear interest from the incurring or payment thereof at the Default Rate.

9. Waiver of Subrogation. Until the Obligations are indefeasibly paid in full, Guarantors waive in favor of Lender any and all rights which Guarantors may have to (a) assert any claim against Borrower based on subrogation, restitution, reimbursement or contribution rights with respect to payments made hereunder, and (b) any realization on any property of Borrower, including participation in any marshalling of Borrower’s assets with respect to payment made hereunder.

10. Guarantors’ Representations and Warranties. Guarantors represent and warrant to Lender as follows:

(a) No Guarantor’s execution and performance of this Guaranty will (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which such Guarantor is a party, or by which such Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment or applicable law, or (iii) cause or result in the imposition or creation of any lien upon any property of such Guarantor;

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(b) The execution, delivery and performance of this Guaranty is within each Guarantor’s capacity;

(c) No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by any Guarantor;

(d) This Guaranty constitutes each Guarantor’s valid and binding obligation enforceable in accordance with its terms except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally;

(e) This Guaranty promotes and furthers the business and financial interests of each Guarantor and the creation of the obligations hereunder will result in direct financial benefit to each Guarantor; and

(f) Each Guarantor has executed this Guaranty after conducting its own independent review and analysis of the financial condition and operations of Borrower, and no Guarantor has relied upon any representation, statement or information of or from Lender.

11. Notices. Any notices which any party may give to another hereunder shall be given to such party in the manner and by the methods provided for under Section 10.10 of the Loan Agreement and (i) to the address set forth in such section, in the case of any notice given to Lender, and (ii) to the respective addresses set forth on the signature pages below, in the case of any notice given to any Guarantor.

12. Preservation of Rights. No delay or omission on Lender’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Lender’s action or inaction impair any such right or power. Lender’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which Lender may have under other agreements, at law or in equity. Lender may proceed in any order against Borrower, Guarantors or any other obligor of, or collateral securing, the Obligations.

13. Illegality. In case any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

14. Changes in Writing. No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure therefrom will be effective unless made in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case will entitle such Guarantor to any other or further notice or demand in the same, similar or other circumstance.

15. Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement between Guarantors and Lender and supersedes all other prior agreements and understandings, both written and oral, between Guarantors and Lender with respect to the subject matter hereof.

16. Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of Guarantors, Lender and their respective heirs, executors, administrators, successors and assigns; provided, however, that Guarantors may not assign this Guaranty in whole or in part without Lender’s prior written consent, and Lender at any time may assign this Guaranty in whole or in part.

17. Interpretation. In this Guaranty, unless Lender and Guarantors otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty unless otherwise indicated. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

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18. Indemnity. Guarantors agree to jointly and severally indemnify Lender, its directors, officers and employees and each legal entity, if any, who controls Lender, as applicable (the “Indemnified Parties”), and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Guaranty; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses attributable to an Indemnified Party’s gross negligence or willful misconduct. The indemnity agreement contained in this Section 18 shall survive the termination of this Guaranty. Guarantors may participate at their expense in the defense of any such claim.

19. Governing Law and Jurisdiction. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF CALIFORNIA SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS GUARANTY WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

20. Waiver of Jury Trial. ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS GUARANTY SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS LOCATED IN ORANGE COUNTY, CALIFORNIA IN A CITY TO BE DESIGNATED BY LENDER OR IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, AND GUARANTORS HEREBY ACCEPT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFOREMENTIONED COURTS. GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR BASED ON UPON 28 U.S.C. § 1404, WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE BRINGING AND ADJUDICATION OF ANY SUCH ACTION, SUIT OR PROCEEDING IN ANY OF THE AFOREMENTIONED COURTS AND AMENDMENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. GUARANTORS HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, WAIVER, AMENDMENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY, AND AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

21. Acknowledgment. Guarantors acknowledge that they have read and understood all the provisions of this Guaranty (including the waiver of jury trial) and have been advised by counsel with respect to this Guaranty as necessary or appropriate.

22. Execution in Counterparts. This Guaranty may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Signature by facsimile or electronic transmission shall bind the parties hereto.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first set forth above.

James T. Medick

Address:
2482 Hollow Rock Road
Last Vegas, NV 89135

SIGNATURE PAGE TO GUARANTY

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COUNTY OF CLARK       )

                                                      )

STATE OF NEVADA        )

On the ____ day of September in the year 2017 before me, the undersigned, personally appeared James T. Medick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his individual capacity, and that by his signature on the instrument, the individual executed the instrument.

Notary Public

NOTARY PAGE TO GUARANTY

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